EXHIBIT 99.1

News Release
CONTACT:

                                               Allen T. Nelson, Jr.
                                               Chief Financial Officer
                                               Phone: (919) 645-6321
FOR IMMEDIATE RELEASE                          Email: anelson@capitalbank-nc.com
July 17, 2003

   Capital Bank Corporation Reports 28% Increase in Second Quarter Net Income
                        Total Assets Surpass $900 million

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported consolidated net income for the second quarter of $1,557,000 or $.22 per share, which is an improvement of $340,000 or 28% when compared to net income of $1,217,000 or $.21 per share reported in the second quarter of 2002. Earnings per share did not increase proportionally to net income because the number of average shares outstanding increased by 1,227,000 shares between periods due to the acquisition in December of 2002 of High Street Corporation.

The company also reported net income for the first six months of $2,838,000 or $.41 per share compared to net income of $2,235,000 or $.40 per share in the first six months of 2002. Through the first six months of 2003, net income was up $603,000 or 27%.

Total consolidated assets on June 30, 2003 were $911 million, an increase of $269 million or 42% compared to June 30, 2002. At June 30, 2003, loans were $648 million and deposits were $684, up 39% and 36%, respectively, when compared to June 30, 2002.

Commenting on the Company's results, James A. Beck, President and Chief Executive Officer, said "We are quite pleased to once again report a quarter in which we achieved net income substantially above that of the same period last year. While our net interest margin continues to be compressed by the current low interest rate environment, we have successfully worked to offset lower margins by generating robust growth in our loan and investment portfolios. In addition, we continued our strong increases in noninterest income led by record levels of production from our home mortgage lending operation. In fact, revenue from our mortgage banking activities exceeded $1.2 million in the second quarter."

Capital Bank Corporation, headquartered in Raleigh, North Carolina, with over $910 million in total assets, offers a broad range of financial services through its two subsidiaries, Capital Bank and Capital Bank Investment Services, Inc. Capital Bank operates 21 banking offices in Raleigh (3), Sanford (3), Burlington
(3), Asheville (2), Cary (2), Oxford (2), Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. Capital Bank Corporation was recently ranked in the Fortune Small Business Magazine as 64th in the United States among the fastest growing public companies with annual revenues of less than $200 million. The company's website is www.capitalbank-nc.com

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission.

                            Capital Bank Corporation
                              Summary of Operations
                      (000's omitted except per share data)

                                                             Three Months     Three Months       Six Months        Six Months
                                                                Ended            Ended              Ended             Ended
                                                            June 30, 2003     June 30, 2002     June 30, 2003     June 30, 2002
                                                            -------------     -------------     -------------     -------------
Interest income                                                $10,135            $9,140            $20,312          $17,512
Interest expense                                                 4,163             4,001              8,405            7,604
                                                               -------            ------            -------          -------
    Net interest income                                          5,972             5,139             11,907            9,908
Provision for loan losses                                          600               705              1,200            1,230
                                                               -------            ------            -------          -------
    Net interest income after provision for loan losses          5,372             4,434             10,707            8,678
Non-interest income                                              2,739             1,548              5,344            3,133
Non-interest expense                                             5,777             4,162             11,725            8,248
                                                               -------            ------            -------          -------
    Income before taxes                                          2,334             1,820              4,326            3,563
Income tax expense                                                 777               603              1,488            1,328
                                                               -------            ------            -------          -------
    Net income                                                 $ 1,557            $1,217            $ 2,838          $ 2,235
                                                               =======            ======            =======          =======

Income per share - basic                                       $  0.23            $ 0.22            $  0.42          $  0.42
                                                               =======            ======            =======          =======

Income per share - fully diluted                               $  0.22            $ 0.21            $  0.41          $  0.40
                                                               =======            ======            =======          =======

                             End of Period Balances
                      (000's omitted except per share data)

                                                         2003                                          2002
                                           --------------------------------      ---------------------------------------------------
                                              June 30            March 31         December 31       September 30          June 30
                                           -------------      -------------      -------------     --------------      -------------
Assets                                        $910,872           $856,076           $840,976           $659,382           $642,126
Loans                                          648,040            622,015            600,609            475,865            467,071
Investment securities                          161,938            155,835            155,304            123,533            114,039
Deposits                                       684,180            652,690            644,887            521,930            503,021
Shareholders' equity                            76,416             76,512             75,471             56,811             57,318

Book value per share                             11.72              11.55              11.44              10.76              10.73
Allowance for loan losses                        9,873              9,919              9,390              7,203              6,873
Net charge-offs                                    646                 71                158              2,230                582
Nonperforming assets *                           6,279              7,153              3,994              5,514              4,757
Allowance for loan losses as a
    percent of total loans                        1.52%              1.59%              1.56%              1.51%              1.47%
Nonperforming assets as a percent of
    total assets                                  0.69%              0.84%              0.47%              0.84%              0.74%
Net interest margin **                            3.07%              3.10%              3.20%              3.28%              3.43%

* Loans 90 days or more past due or in nonaccrual status and other real estate

**    On a Fully Taxable Equivalent basis

                                Quarterly Results
                      (000's omitted except per share data)

Net income before taxes                       $2,334          $1,992          $2,464          $  654          $1,820
Net income                                     1,557           1,281           1,637             435           1,217

Income per share - basic                        0.23            0.19            0.29            0.08            0.22
Income per share - fully diluted                0.22            0.19            0.28            0.08            0.21

Weighted average shares outstanding:
Basic                                          6,684           6,730           5,830           5,376           5,457
Fully diluted                                  6,873           6,905           5,996           5,376           5,686

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2003 and December 31, 2002

                                                                   June 30,       December 31,
ASSETS                                                               2003             2002              Changes      % Change
----------------------------------------------------------------------------------------------         --------      --------
                                                                (In thousands)     (Unaudited)
Cash and due from banks:
      Interest-earning                                             $  13,289         $  13,925         $   (636)        -5%
      Non-interest-earning                                            26,063            18,912            7,151          38%
Federal funds sold                                                    22,152            18,696            3,456          18%
Investment securities - available for sale, at fair value            161,938           155,304            6,634           4%
Loans-net of unearned income and deferred fees                       648,040           600,609           47,431           8%
Allowance for loan losses                                             (9,873)           (9,390)            (483)          5%
                                                                   ---------         ---------         --------         ---
         Net loans                                                   638,167           591,219           46,948           8%
                                                                   ---------         ---------         --------         ---
Premises and equipment, net                                           13,386            13,399              (13)          0%
Accrued interest receivable                                            3,393             3,455              (62)        -2%
Deposit premium and goodwill, net                                     14,696            14,884             (188)        -1%
Deferred tax assets                                                    5,055             5,174             (119)        -2%
Other assets                                                          12,733             6,008            6,725         112%
                                                                   ---------         ---------         --------         ---

            Total assets                                           $ 910,872         $ 840,976         $ 69,896           8%
                                                                   =========         =========         ========         ===

LIABILITIES
Deposits:
      Demand, non-interest bearing                                 $  58,985         $  50,238         $  8,747          17%
      Savings, money market accounts and interest checking           212,017           224,208          (12,191)        -5%
      Time deposits                                                  413,178           370,441           42,737          12%
                                                                   ---------         ---------         --------         ---
         Total deposits                                              684,180           644,887           39,293           6%
                                                                   ---------         ---------         --------         ---
Accrued interest payable                                               1,300             1,450             (150)        -10%
Repurchase agreements                                                 15,753            13,081            2,672          20%
Borrowings                                                           114,725            97,858           16,867          17%
Trust preferred securities                                            10,000                --           10,000         n/a
Other liabilities                                                      8,498             8,229              269           3%
                                                                   ---------         ---------         --------         ---
            Total liabilities                                        834,456           765,505           68,951           9%
                                                                   ---------         ---------         --------         ---

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
      shares issued 2003 - 7,077,125 and 2002 - 7,022,468             74,763            74,338              425           1%
Treasury stock at cost, no par value; 2003 - 556,811 shares
      and 2002 - 426,684 shares                                       (7,555)           (5,641)          (1,914)         34%
Retained earnings                                                      7,661             5,481            2,180          40%
Accumulated other comprehensive income                                 1,547             1,293              254          20%
                                                                   ---------         ---------         --------         ---
            Total stockholders' equity                                76,416            75,471              945           1%
                                                                   ---------         ---------         --------         ---
            Total liabilities and stockholders' equity             $ 910,872         $ 840,976         $ 69,896           8%
                                                                   =========         =========         ========         ===

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 30, 2003 and 2002

                                                                      2003              2002              Changes        % Change
------------------------------------------------------------------------------------------------        -----------      --------
                                                                 (In thousands)      (Unaudited)
Interest income:
      Loans and loan fees                                           $    8,723        $    7,470        $     1,253          17%
      Investment securities                                              1,356             1,546               (190)        -12%
      Federal funds and other interest income                               56               124                (68)        -55%
                                                                    ----------        ----------        -----------         ---
         Total interest income                                          10,135             9,140                995          11%
                                                                    ----------        ----------        -----------         ---

Interest expense:
      Deposits                                                           3,074             3,207               (133)        -4%
      Borrowings and repurchase agreements                               1,089               794                295          37%
                                                                    ----------        ----------        -----------         ---
         Total interest expense                                          4,163             4,001                162           4%
                                                                    ----------        ----------        -----------         ---
         Net interest income                                             5,972             5,139                833          16%
      Provision for loan losses                                            600               705               (105)        -15%
                                                                    ----------        ----------        -----------         ---
         Net interest income after provision for loan losses             5,372             4,434                938          21%
                                                                    ----------        ----------        -----------         ---

Noninterest income:
      Service charges and other fees                                       746               602                144          24%
      Net gain on sale of securities                                       191               159                 32          20%
      Mortgage origination fees                                          1,297               433                864         200%
      Other noninterest income                                             505               354                151          43%
                                                                    ----------        ----------        -----------         ---
         Total noninterest income                                        2,739             1,548              1,191          77%
                                                                    ----------        ----------        -----------         ---

Noninterest expenses:
      Salaries and employee benefits                                     3,236             2,239                997          45%
      Occupancy                                                            528               378                150          40%
      Data processing                                                      309               212                 97          46%
      Directors fees                                                        78                77                  1           1%
      Advertising                                                          189               123                 66          54%
      Furniture and equipment                                              361               270                 91          34%
      Amortization of intangibles                                           80                45                 35          78%
      Other expenses                                                       996               818                178          22%
                                                                    ----------        ----------        -----------         ---
         Total noninterest expenses                                      5,777             4,162              1,615          39%
                                                                    ----------        ----------        -----------         ---
            Net income before tax expense                                2,334             1,820                514          28%
      Income tax expense                                                   777               603                174          29%
                                                                    ----------        ----------        -----------         ---

            Net income                                              $    1,557        $    1,217        $       340          28%
                                                                    ==========        ==========        ===========         ===

Earnings per share - basic                                          $     0.23        $     0.22        $      0.01           5%
                                                                    ==========        ==========        ===========         ===
Earnings per share - diluted                                        $     0.22        $     0.21        $      0.01           5%
                                                                    ==========        ==========        ===========         ===

Weighted Average Shares Used for EPS
Basic                                                                6,684,327         5,457,320          1,227,007          22%
                                                                    ==========        ==========        ===========         ===
Fully Diluted                                                        6,872,728         5,685,534          1,187,194          21%
                                                                    ==========        ==========        ===========         ===

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Six Months Ended June 30, 2003 and 2002

                                                                       2003              2002             Changes        % Change
------------------------------------------------------------------------------------------------        -----------      --------
                                                                  (In thousands)     (Unaudited)
Interest income:
      Loans and loan fees                                           $   17,201        $   14,256        $     2,945          21%
      Investment securities                                              2,984             3,049                (65)        -2%
      Federal funds and other interest income                              127               207                (80)        -39%
                                                                    ----------        ----------        -----------         ---
         Total interest income                                          20,312            17,512              2,800          16%
                                                                    ----------        ----------        -----------         ---

Interest expense:
      Deposits                                                           6,230             6,058                172           3%
      Borrowings and repurchase agreements                               2,175             1,546                629          41%
                                                                    ----------        ----------        -----------         ---
         Total interest expense                                          8,405             7,604                801          11%
                                                                    ----------        ----------        -----------         ---
         Net interest income                                            11,907             9,908              1,999          20%
      Provision for loan losses                                          1,200             1,230                (30)        -2%
                                                                    ----------        ----------        -----------         ---
         Net interest income after provision for loan losses            10,707             8,678              2,029          23%
                                                                    ----------        ----------        -----------         ---

Noninterest income:
      Deposit service charges and other fees                             1,402             1,107                295          27%
      Net gain on sale of securities                                       442               243                199          82%
      Mortgage origination fees                                          2,503             1,088              1,415         130%
      Other noninterest income                                             997               695                302          43%
                                                                    ----------        ----------        -----------         ---
         Total noninterest income                                        5,344             3,133              2,211          71%
                                                                    ----------        ----------        -----------         ---

Noninterest expenses:
      Salaries and employee benefits                                     6,664             4,442              2,222          50%
      Occupancy                                                          1,060               746                314          42%
      Data processing                                                      588               462                126          27%
      Directors fees                                                       156               136                 20          15%
      Advertising                                                          380               322                 58          18%
      Furniture and equipment                                              729               565                164          29%
      Amortization of intangibles                                          154                75                 79         105%
      Other expenses                                                     1,994             1,500                494          33%
                                                                    ----------        ----------        -----------         ---
         Total noninterest expenses                                     11,725             8,248              3,477          42%
                                                                    ----------        ----------        -----------         ---
            Net income before tax expense                                4,326             3,563                763          21%
      Income tax expense                                                 1,488             1,328                160          12%
                                                                    ----------        ----------        -----------         ---

            Net income                                              $    2,838        $    2,235        $       603          27%
                                                                    ==========        ==========        ===========         ===

Earnings per share - basic                                          $     0.42        $     0.42        $        --           0%
                                                                    ==========        ==========        ===========         ===
Earnings per share - diluted                                        $     0.41        $     0.40        $      0.01           2%
                                                                    ==========        ==========        ===========         ===

Weighted Average Shares:
Basic                                                                6,706,791         5,330,157          1,376,634          26%
                                                                    ==========        ==========        ===========         ===
Fully Diluted                                                        6,888,502         5,528,382          1,360,120          25%
                                                                    ==========        ==========        ===========         ===

                            Capital Bank Corporation
                                Average Balances
                                 (In thousands)

                                             June 30, 2003        March 31, 2003         December 31, 2002       September 30, 2002
                                             -------------        --------------         -----------------       ------------------
Total Assets                                 $    865,174         $    843,569              $   728,183           $    654,352
Investments                                       153,460              149,762                  142,104                111,527
Loans (Gross)                                     634,814              608,738                  514,365                473,891
Total Earning Assets                              807,323              783,209                  676,499                605,993
Deposits                                          649,238              636,260                  554,870                513,755
Equity                                             77,179               77,770                   62,350                 58,493

                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                       June 30, 2003            March 31, 2003         December 31, 2002        September 30, 2002
                                   ---------------------     ---------------------    --------------------     ---------------------
                                                 As a                      As a                   As a                      As a
                                              percent of                percent of              percent of                percent of
                                                total                     total                   total                     total
                                    Total       assets         Total      assets       Total      assets         Total      assets
                                   --------  -----------     --------   ----------    --------  ----------     --------   ----------
Commercial and
  Commercial Real Estate           $  3,329        0.38%     $  4,272        0.51%    $  1,015       0.13%     $  1,788       0.28%
Consumer                                 87        0.01%           87        0.01%          33       0.00%           28       0.00%
Equity Lines                            183        0.03%          243        0.04%         422       0.06%          334       0.06%
Construction                            298        0.03%          379        0.04%         206       0.02%           52       0.01%
Mortgage                              1,637        0.18%        1,284        0.15%       1,371       0.16%        1,449       0.22%
                                   --------    --------      --------    --------     --------   --------      --------    -------
  Total Nonperforming Loans           5,534        0.63%        6,265        0.75%       3,047       0.37%        3,651       0.57%
Other Real Estate Owned                 745        0.08%          888        0.10%         947       0.11%        1,866       0.28%
                                   --------    --------      --------    --------     --------   --------      --------    -------
  Total Nonperforming Assets       $  6,279        0.71%     $  7,153        0.85%    $  3,994       0.48%     $  5,517       0.85%
                                   ========    ========      ========    ========     ========   ========      ========    =======

Total Assets                       $910,872                  $856,076                 $840,976                 $659,154
                                   ========                  ========                 ========                 ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans        178%                      158%                     308%                     197%
                                   ========                  ========                 ========                 ========

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned. The increase in nonperforming commercial loans in the first quarter of 2003 was due almost entirely to one large commercial loan secured by real estate that was placed on nonaccrual status.